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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): JANUARY 14, 2001



                           ISIS PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


            000-19125                                  330336973
      (Commission File No.)                (IRS Employer Identification No.)



                               2292 FARADAY AVENUE
                               CARLSBAD, CA 92008
              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (760) 931-9200


                         ------------------------------


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                                EXPLANATORY NOTE

THIS AMENDMENT TO THE FORM 8-K FILED JANUARY 28, 2000, IS BEING FILED SOLELY TO AMEND ITEM 7(c) BY THE ADDITION OF EXHIBIT 10.9.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

      NOT APPLICABLE.

(b)   PRO FORMA FINANCIAL INFORMATION.

      NOT APPLICABLE.

(c)   EXHIBITS.


       EXHIBIT NO.    DESCRIPTION
       ----------     -----------
       10.1*+         Subscription, Joint Development and Operating Agreement,
                      dated January 14, 2000, by and among Registrant, Elan
                      Corporation, plc ("Elan"), Elan International Services,
                      Ltd. ("EIS"), Elan Pharma International Ltd.
                      ("Elan Pharma") and HepaSense, Ltd. ("HepaSense")
                      (with certain confidential information deleted).

       10.2*+ Securities Purchase Agreement, dated January 14, 2000, by and between Registrant and EIS.

       10.3+ Convertible Promissory Note, dated January 14, 2000, by and between Registrant and EIS.

       10.4+ Form of Warrants to Purchase Shares of Common Stock, of contingent date, by and between Registrant and EIS.

       10.5+ Registration Rights Agreement, dated January 14, 2000, by and between Registrant and EIS.

       10.6+ Registration Rights Agreement, dated January 14, 2000, by and among Registrant, EIS and HepaSense.

       10.7*+ License Agreement, dated January 14, 2000, by and between Elan and HepaSense.

       10.8*+ License Agreement, dated January 14, 2000, by and between Registrant and HepaSense.


                                       1.
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       10.9           Certificate of Designation of the Series B Convertible
                      Preferred Stock.

* Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

+ Filed as an exhibit to Registrant's Report on Form 8-K dated January 28, 2000 and incorporated herein by reference.


                                       2.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      ISIS PHARMACEUTICALS, INC.



Dated:  October 5, 2001               By: /s/ B. Lynne Parshall
                                         ---------------------------------------
                                         B. LYNNE PARSHALL
                                         Executive Vice President,
                                         Chief Financial Officer and Secretary


                                       3.